UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 12, 2024

Transportation and Logistics Systems, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-34970	26-3106763
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5500 Military Trail, Suite 22-357

Jupiter, Florida 33458

(Address of Principal Executive Offices)

(833) 764-1443

(Issuer’s telephone number)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Forward Looking Statements

Statements in this report regarding Transportation and Logistics Systems, Inc. (the “Company”) that are not historical facts are forward-looking statements and are subject to risks and uncertainties that could cause actual future events or results to differ materially from such statements. Any such forward-looking statements, including, but not limited to, financial guidance, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not directly or exclusively relate to historical facts. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “could,” “would,” “expects,” “plans,” “anticipates,” “intend,” “plan,” “goal,” “seek,” “strategy,” “future,” “likely,” “believes,” “estimates,” “projects,” “forecasts,” “predicts,” “potential,” or the negative of those terms, and similar expressions and comparable terminology. These include, but are not limited to, statements relating to future events or our future financial and operating results, plans, objectives, expectations, and intentions. Although we believe that the expectations reflected in these forward-looking statements are reasonable, these expectations may not be achieved. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they represent our intentions, plans, expectations, assumptions, and beliefs about future events and are subject to known and unknown risks, uncertainties and other factors outside of our control that could cause our actual results, performance or achievement to differ materially from those expressed or implied by these forward-looking statements. In addition to the risks described above, these risks and uncertainties include: our ability to successfully execute our business strategies, including integration of acquisitions and the future acquisition of other businesses to grow our company; customers’ cancellation on short notice of master service agreements from which we derive a significant portion of our revenue or our failure to renew such master service agreements on favorable terms or at all; our ability to attract and retain key personnel and skilled labor to meet the requirements of our labor-intensive business or labor difficulties which could have an effect on our ability to bid for and successfully complete contracts; the ultimate geographic spread, duration and severity of the coronavirus outbreak and the effectiveness of actions taken, or actions that may be taken, by governmental authorities to contain the outbreak or ameliorate its effects; our failure to compete effectively in our highly competitive industry could reduce the number of new contracts awarded to us or adversely affect our market share and harm our financial performance; our ability to adopt and master new technologies and adjust certain fixed costs and expenses to adapt to our industry’s and customers’ evolving demands; our history of losses, deficiency in working capital and stockholders’ equity and our ability to achieve sustained profitability; remaining weaknesses in our internal control over financial reporting and our ability to maintain effective controls over financial reporting in the future; our remaining liabilities and indebtedness could adversely affect our business, financial condition and results of operations and our ability to meet our payment obligations; unanticipated and materially adverse developments in our few remaining litigations; the impact of new or changed laws, regulations or other industry standards that could adversely affect our ability to conduct our business; and changes in general market, economic and political conditions in the United States and global economies or financial markets, including those resulting from natural or man-made disasters.

These forward-looking statements represent our estimates and assumptions only as of the date of this report and, except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise after the date of this report. Given these uncertainties, you should not place undue reliance on these forward-looking statements and should consider various factors, including the risks described, among other places, in our most recent Annual Report on Form 10-K and in our Quarterly Reports on Form 10-Q, as well as any amendments thereto, filed with the Securities and Exchange Commission.

Item 1.01 Entry into a Material Definitive Agreement

On August 12, 2024, Transportation and Logistics Systems, Inc. (OTC PINK: TLSS) (“TLSS” or the “Company”) entered into two (2) promissory notes in the aggregate amount of $150,000, with interest at the rate of 10% per annum accruing and due at maturity in six months (“Loans”), with Mercer Street Global Opportunity Fund and Cavalry Fund I LP, who are holders of shares of the Company’s Convertible Preferred Stock (“Lenders”) for the primary purpose of funding initial costs related to: (i) the commencement of the Company’s 2023 audit and quarterly reviews for 2024; (ii) regaining compliance with required SEC filings; (iii) maintaining the Company’s OTC listing; and (iv) keeping the Company in good standing with requisite taxing authorities. Such financing anticipates the Company would secure additional financing to complete such audit and file its past due SEC filings (Form 10K for the calendar year 2023 and Forms 10-Q for the quarters ended March 31, 2024, and June 30, 2024), although there is no guarantee that any such additional financing will be secured.

Item 8.0.1 Other Events

On May 15, 2024, the Company received a Termination for Good Reason (“Termination”) related to the Employment Agreement dated January 2, 2022, between the Company and its Chief Executive Officer, Sebastian Giordano (the “CEO”), for the nonpayment of compensation and other benefits due under such Employment Agreement. Under the terms of the Employment Agreement and such notice of Termination, the Company had 30 days to cure such default. Otherwise, the Termination Date of the Employment Agreement would have become effective on July 15, 2024.

The Company was unable to cure such default; however, based upon conversations with the Board of Directors and the Compensation Committee (the “Board”), on July 15, 2024, the Company and the CEO agreed to a standstill of the Termination Date until August 15, 2024, in an effort to work out an agreement and settlement of the amounts due under the Employment Agreement as a result of such default and in order that the CEO would continue to act as the Company’s CEO and CFO, which the Board deemed necessary and in the best interest of the Company.

On August 15, 2024, the Company and the CEO further extended the Termination Date until November 15, 2024.

Through the extended Termination Date, all existing wage and benefit provisions of the Employment Agreement shall continue to accrue, as though the CEO had continued employment; however, the claims under Notice of Termination for Good Cause remain in force, including that any granted, but unvested Restricted Stock Units, if any, have been deemed fully vested under Termination of Good Reason.

In connection with the extension of the Termination Date, the Company acknowledges that, as of and through August 15, 2024, the amount of compensation and benefit amounts due the Employee total:

(i) Unpaid base salary – February 16 – August 15, 2024	$200,000.06
(ii) Accrued vacation pay – through August 15, 2024	$114,503.11
(iii) Health insurance premium – (March - August 2024)	$13,788.00

Total	$328,291.17

The above amounts do not include the severance payment that under the terms of the Employment Agreement is payable upon Termination for Good Reason, which has not been paid and is equal to the Employee’s annual base salary for the one-year subsequent to the Termination Date ($400,000.00).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Letter of Agreement, dated August 12, 2024, between the Company and Mercer Street Global Opportunity Fund and Cavalry Fund I LP

10.2	Promissory Note dated August 12, 2024, between the Company, as borrower, and Mercer Street Global Opportunity Fund, as lender.
10.3	Promissory Note dated August 12, 2024, between the Company, as borrower, and Cavalry Fund I Management, LLC, as lender.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 16, 2024	TRANSPORTATION AND LOGISTICS SYSTEMS, INC.

	By:	/s/ Sebastian Giordano
	Name:	Sebastian Giordano